Exhibit 99.4

Third-Quarter 2004 Financial Results June 30, 2004

Certain statements contained in this presentation, such as statements concerning the company's anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are "forward-looking statements." These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, the company's actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: the company's exposure to various contingencies, including those related to Solutia Inc., litigation, intellectual property, regulatory compliance (including seed quality), environmental contamination and antitrust; fluctuations in exchange rates and other developments related to foreign currencies and economies; increased generic and branded competition for the company's Roundup herbicide; the accuracy of the company's estimates and projections, for example, those with respect to product returns and grower use of our products and related distribution inventory levels; the effect of weather conditions and commodity markets on the agriculture business; the success of the company's research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; the company's ability to continue to manage its costs; the company's ability to successfully market new and existing products in new and existing domestic and international markets; the company's ability to obtain payment for the products that it sells; the company's ability to achieve and maintain protection for its intellectual property; the effects of the company's accounting policies and changes in generally accepted accounting principles; the company's ability to fund its short-term financing needs; general economic and business conditions; political and economic conditions due to threat of future terrorist activity and related military action; and other risks and factors detailed in the company's filings with the U.S. Securities and Exchange Commission. Undue reliance should not be placed on these forward-looking statements, which are current only as of the date of this release. The company disclaims any current intention to revise or update any forward-looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise. Forward-Looking Statements

Non-GAAP Financial Information This presentation uses the non-GAAP financial measures of "free cash flow" and earnings per share ("EPS") excluding the effect of certain items. We define "free cash flow" as the total of cash flows from operating activities and cash flows from investing activities. A non-GAAP EPS financial measure (which we sometimes refer to as EPS on an ongoing basis) may exclude the impact of restructuring charges, charges associated with the settlement of litigation, gains and losses on the sale of assets, and certain other items. The specific items that are excluded from, and result in, our non-GAAP EPS financial measure are clearly identified as such in this presentation. The presentation of free cash flow and EPS excluding the effect of certain items is intended to supplement investors' understanding of our operating performance. These non-GAAP financial measures may not be comparable to similar measures used by other companies. Furthermore, these non-GAAP financial measures are not intended to replace net income (loss), cash flows, financial position, or comprehensive income (loss), as determined in accordance with accounting principles generally accepted in the United States. The non-GAAP financial measures used in this presentation are reconciled to the most directly comparable financial measure calculated and presented in accordance with GAAP and can be found at the end of this presentation. Fiscal Year In this presentation, unless otherwise specified: References to years, or to fiscal years, 2001 through 2006 are on a fiscal year basis and refer to the 12-month period ending August 31. References to the third quarters of 2003 and 2004 refer to 3-month periods ending May 31.

Third-Quarter and First-Nine Months Financial Summary Third Quarter 2004 Third Quarter 2003 % Change Nine Months 2004 Nine Months 2003 % Change Net Sales $1,679M $1,468M 14% $4,199M $3,607M 16% Net Income $252M $174M 45% $309M $256M 21% Diluted EPS $0.93 $0.66 41% $1.15 $0.98 17% Free Cash Flow $172M $359M (52)%

Items Included in Reported Earnings First Nine Months 2004 $(0.21) per share for net restructuring charges $(0.26) per share for goodwill impairment of global wheat business First Nine Months 2003 $(0.12) per share for net restructuring charges $(0.03) per share net for discontinued operations $(0.05) per share for accounting changes related to asset retirement obligations Third Quarter 2003 $(0.02) per share for discontinued businesses Third Quarter 2004 $(0.03) per share for net restructuring charges $0.09 per share benefit from discontinued operations related to sale of European wheat and barley business $(0.01) per share charge for other discontinued operations

Stacked Traits in Corn Accelerate Stacked Corn Traits 2002 2003 2004F Branded Seed 24 44 50 All Trait Licensees 4 6 14 Percent of corn trait units sold All Trait Licensees Stacked traits offer incomparable value to the farmer Branded Seed 22% Overall

Global Trait Acreage Grows Again in 2004 Global Monsanto Planted Biotech Acres Acres in millions Source: Monsanto estimates 1996 1997 1998 1999 2000 2001 2002 2003 2004 Preliminary Soybeans 1.2 8.4 33.1 54.4 62.6 78.1 88.1 95.1 105.3 Corn 0 2.3 12.4 18.2 18.5 21.1 29.3 36.5 46.8 Cotton 1.8 2.8 5.2 8.8 10.4 14.2 13 13 14.3 Canola 0 0.5 2.8 5.1 5 4.9 4.9 6.2 6.1

Seeds and Traits Are Driving Gross Profit Growth Gross Profit Seeds and Traits Roundup All Other Nine Months Ended May 31, 2003 Nine Months Ended May 31, 2004 Seeds and Traits 970 1189 All Other 383 380 Roundup 362 489 $ millions

Restructuring Actions Are on Track Fiscal Year Estimated Earnings Effect* Estimated Cash Effect Estimated Non-Cash Effect* Estimated Savings Nine Months Ended May 31 2004 $129M after-tax or $0.48 per share $40M after-tax or $0.15 per share $89M after-tax or $0.33 per share None Fiscal Year 2004 $205M after-tax or $0.76 per share $70M after-tax or $0.26 per share $135M after-tax or $0.50 per share $20M - $26M after-tax or $0.07 - $0.10 per share Fiscal Year 2005 None None None $80M - $95M after-tax or $0.30 - $0.35 per share Fiscal Year 2006 None None None $90M - $105M after-tax or $0.33 - $0.39 per share Estimated Costs and Savings Associated with Implementing Strategic Actions * Includes $69M effect from goodwill adjustment related to global wheat business

Fiscal Year 2004 Targets Earnings Per Share - Ongoing Business $1.55 - $1.60 Earnings Per Share - GAAP Basis $0.79 - $0.84 Free Cash Flow $500M range SG&A as a % of Sales 22% range R&D as a % of Sales 10% range Capital Expenditures $250M Fiscal Year 2004 Guidance Reflects Continued Growth in Seeds and Traits, Cautious View of Roundup Quarterly Guidance $1.62 per share first nine months actual $(0.02) to $(0.07) in the fourth quarter

Free Cash Flow Guidance for Fiscal Year 2004 Approximately $500M Nine Months Ending May 31, 2003 Nine Months Ending May 31, 2004 Net income and noncash items 644 1086 Working capital and other balance sheet changes -90 -974 Capital spending and investments -195 60 Free cash 359 172 $ Millions Net income and noncash items Working capital and other balance sheet changes* Capital spending and other investing activities Free cash flow Free Cash Flow Year-to-Date *Includes $(400M) for PCB litigation settlement in 2004, and pension contributions of $(150M) in 2004 and $(35M) in 2003

Reconciliation of Non-GAAP Financial Measures Reconciliation of Free Cash Flow $ Millions Fiscal Year 2004 Target 9 Months Ended May 31, 2004 9 Months Ended May 31, 2003 Net Cash Provided (Required) by Operations $750 $112 $554 Net Cash Provided (Required) by Investing Activities $(250) $ 60 $(195) Free Cash Flow $500 $172 $359 Net Cash Provided (Required) by Financing Activities N/A $(126) $(368) Net Increase (Decrease) in Cash and Cash Equivalents N/A $46 $(9) Reconciliation of Non-GAAP EPS Fiscal Year 2004 Target 3 Months Ended May 31, 2004 3 Months Ended May 31, 2003 Net Income (Loss) $0.79-$0.84 $0.93 $0.66 Cumulative Effect of Change in Accounting Principle -- -- -- Income (Loss) Before Cumulative Effect of Accounting Change $0.79-$0.84 $0.93 $0.66 2004 Restructuring Charges - Net $0.46 $0.03 -- Estimated 2004 Discontinued Operations and Related Restructurings - Net $0.04 $(0.08) $0.02 2000 and 2002 Restructuring Charges - Net -- -- -- Goodwill Impairment Charge for Global Wheat Business $0.26 -- -- Net Income (Loss) from Ongoing Business $1.55-$1.60 $0.88 $0.68 9 Months Ended May 31, 2004 9 Months Ended May 31, 2003 $ Millions $1.15 -- $1.15 $0.21 -- -- $0.26 $1.62 $0.98 $0.05 $1.03 -- $0.03 $0.12 -- $1.18